                                                                 EXHIBIT h(5)(d)


                                 AMENDMENT NO. 3
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT


         The Master Administrative Services Agreement (the "Agreement"), dated June 1, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Funds Group, a Delaware business trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                                 AIM FUNDS GROUP


PORTFOLIOS                                                             EFFECTIVE DATE OF AGREEMENT
----------                                                             ---------------------------
AIM Balanced Fund                                                             June 1. 2000

AIM Basic Balanced Fund                                                    September ___, 2001

AIM Global Utilities Fund                                                     June 1, 2000

AIM Select Growth Fund                                                        June 1, 2000

AIM Value Fund                                                                June 1, 2000

AIM European Small Company Fund                                              August 30, 2000

AIM International Emerging Growth Fund                                       August 30, 2000

AIM New Technology Fund                                                      August 30, 2000

AIM Small Cap Equity Fund                                                    August 30, 2000

AIM Value II Fund                                                            August 30, 2000

AIM Worldwide Spectrum Fund                                                December 27, 2000"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  September     , 2001
                  ----
                                          A I M ADVISORS, INC.


Attest:                                   By:
          ------------------------------         -------------------------------
              Assistant Secretary                   Robert H. Graham
                                                    President


(SEAL)

                                          AIM FUNDS GROUP


Attest:                                   By:
          ------------------------------         -------------------------------
              Assistant Secretary                   Robert H. Graham
                                                    President


(SEAL)